                                                                 Exhibit (a)(22)

                          FORM OF JANUS INVESTMENT FUND

  CERTIFICATE OF ESTABLISHMENT, DESIGNATION AND REDESIGNATION OF SHARE CLASSES

     The undersigned, being the Secretary of Janus Investment Fund, a Massachusetts business trust with transferable shares (the "Trust"), being duly authorized by vote of a Majority of the duly elected and qualified Trustees of the Trust acting pursuant to Section 3.6 and Section 4.1 of the Trust's Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as further amended from time to time (the "Declaration") in which the Board of Trustees approved (1) the redesignation of the Class J Shares of the Trust as "Class T Shares"; and (2) the establishment and designation of Class D Shares, as applicable, as a separate share class to certain series of the Trust, does hereby establish and designate, or redesignate, and divide the issued and/or unissued shares of each series of the Trust as the following share classes for each of the separate series, such that each existing series will consist of the following classes of shares as listed below (each, a "Class" and together, the "Classes") to be effective on or about February 16, 2010:

SERIES OF THE TRUST                          SHARE CLASSES
-------------------                         --------------
INTECH Risk-Managed Core Fund               Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

INTECH Risk-Managed Growth Fund             Class A Shares
                                            Class C Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

INTECH Risk-Managed International Fund      Class A Shares
                                            Class C Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

INTECH Risk-Managed Value Fund              Class A Shares
                                            Class C Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Balanced Fund                         Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Contrarian Fund                       Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Enterprise Fund                       Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Flexible Bond Fund                    Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Forty Fund                            Class A Shares
                                            Class C Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Fund                                  Class A Shares
                                            Class C Shares

                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Global Life Sciences Fund             Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Global Opportunities Fund             Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Global Real Estate Fund               Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Global Research Fund                  Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Global Technology Fund                Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Government Money Market Fund          Class D Shares

                                            Class T Shares

Janus Growth and Income Fund                Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus High-Yield Fund                       Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus International Equity Fund             Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus International Forty Fund              Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Long/Short Fund                       Class A Shares
                                            Class C Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Modular Portfolio Construction Fund   Class A Shares
                                            Class C Shares
                                            Class I Shares
                                            Class S Shares

                                            Class T Shares

Janus Money Market Fund                     Class D Shares
                                            Class T Shares

Janus Orion Fund                            Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Overseas Fund                         Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Research Core Fund                    Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Research Fund                         Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Short-Term Bond Fund                  Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Smart Portfolio - Conservative        Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Smart Portfolio - Growth              Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Smart Portfolio - Moderate            Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Janus Triton Fund                           Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Janus Twenty Fund                           Class D Shares
                                            Class T Shares

Janus Venture Fund                          Class D Shares
                                            Class T Shares

Janus Worldwide Fund                        Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class R Shares
                                            Class S Shares

                                            Class T Shares

Perkins Large Cap Value Fund                Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class S Shares
                                            Class T Shares

Perkins Mid Cap Value Fund                  Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class L Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

Perkins Small Cap Value Fund                Class A Shares
                                            Class C Shares
                                            Class D Shares
                                            Class I Shares
                                            Class L Shares
                                            Class R Shares
                                            Class S Shares
                                            Class T Shares

The assets of the Trust shall be divided, having the relative rights and preferences as follows:

1. The beneficial interest in each of the Funds shall be represented by a separate series of shares of beneficial interest, par value one cent ($.01) per share (the "Shares"), consisting of separate Classes. The Series shall bear the name of each Fund to which it relates and shall represent the beneficial interest only in such Fund. An unlimited number of Shares of such Series may be issued.

2. Each Fund shall be authorized to invest in cash, securities, instruments and other property as from time to time described in the Trust's then effective registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, as amended (the "1940 Act").

3. The Shares of each Class of each Fund shall have the additional relative rights and preferences, shall be subject to the liabilities, shall have the other characteristics, and shall be subject to other powers of the Trustees, all as set forth in paragraphs (a) through (m) of Section

4.2 of the Declaration. Without limitation of the foregoing sentence and as described in subsection (e) of Section 4.2 of the Declaration, each Share of such series shall be redeemable, shall be entitled to one vote, or a ratable fraction of one vote in respect of a fractional share, as to matters on which Shares of such series, or such Class as the case may be, shall be entitled to vote, and shall represent a share of the beneficial interest in the assets of the respective Fund, all as provided in the Declaration.

4. Liabilities, expenses, costs, charges or reserves that should be properly allocated to the Shares of a particular Class of a New Fund may, pursuant to a Plan adopted by the Trustees pursuant to Rule 18f-3 under the 1940 Act, or such similar rule or provision or interpretation of the 1940 Act, be charged to and borne solely by such Class, and the bearing of expenses solely by a Class of Shares may be appropriately reflected and cause differences in net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes.

5. Subject to the provisions and limitations of Section 7.3 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees), provided that, if any amendment materially adversely affects the rights of the Shareholders of the applicable New Fund, or a particular Class of the respective Fund, such amendment may be adopted by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) when authorized to do so by the vote in accordance with subsection
(e) of Section 4.2 of the Declaration of the holders of a majority of all the Shares of the respective Fund, or the particular Class of the respective Fund, outstanding and entitled to vote.

6. All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration filed with the Secretary of State of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has set her hand and seal this 9th day of February, 2010.


                                        ----------------------------------------
                                        Stephanie Grauerholz-Lofton, Secretary

STATE OF COLORADO                   )
                                    )   ss.
CITY AND COUNTY OF DENVER  )

     BEFORE ME, the undersigned authority, on this day personally appeared Stephanie Grauerholz-Lofton, Secretary of Janus Investment Fund, who, being by me first duly sworn, stated on her oath that the foregoing document is true and correct and that she executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of February, 2010.


My Commission Expires:
06/08/2011                              ----------------------------------------
                                        Lynn D. Williams, Notary Public